Fees Summary	Sep. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,991,454,000.00
Previously Paid Amount	0.00
Total Fee Amount	764,191.60
Total Offset Amount	0.00
Net Fee	$ 764,191.60
Final Prospectus	false